MUNICIPAL ADVANTAGE FUND INC.
                                                                    June 4, 2002
Dear Shareholder:

PIMCO Funds Advisors is pleased to provide you with the semi-annual report of the Municipal Advantage Fund ("the Fund") for the six months ended April 30, 2002.

Bond prices were generally lower during the six months ended April 30, 2002, amid signs of an economic recovery as the Fund's performance was in-line with the market. The Fund's net asset value ("NAV") return was -0.03% for the six month period compared to a return of 0.34% for its benchmark, the Lehman Brothers Municipal Bond Index ("Lehman Index"). The Fund's market price return (the price change of the Fund's common shares on the New York Stock Exchange plus reinvested dividends) was 0.9% during the six month period as the market price of the common shares rose greater than the NAV.

The Fund outperformed its benchmark for the twelve months ended April 30, 2002, achieving an NAV return of 7.9% compared to 6.3% for the Lehman Index. The Fund's market value return was 8.6% for this twelve month period. We are pleased with these results, which were accomplished during a period in which financial markets were volatile and many competing investments incurred losses.

The Fund's objective is to provide holders of its common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund uses leverage to generate additional income for the holders of its common shares. This leverage tends to magnify the Fund's total return when bond prices increase and to reduce its total return when bond prices fall.

COMMON DIVIDENDS--3 INCREASES IN 12 MONTHS

The Fund's monthly common dividend was increased from 6.65 cents per common share to 7 cents per common share, effective with the dividend declared January 2, 2002. This marked the third dividend increase in the past twelve months. In addition to the most recent increase, the monthly dividend increased from 6 cents per common share to 6.35 cents per common share in June 2001 and then to
6.65 cents per common share in October 2001. Higher dividends were made possible by lower borrowing costs on the Fund's preferred stock, resulting in the generation of additional net investment income. Common dividends aggregated 41.6 cents per common share for the six months ended April 30, 2002, compared to 36 cents per common share during the same period a year ago.

At April 30, 2002, the Fund's common shares yielded 6.58% based on the closing market price of $12.76 per share and the annualized monthly dividend rate of 7 cents per common share. For an investor in the top federal tax bracket of 38.6%, this yield is equivalent to 10.72% on a taxable basis.

MARKET CONDITIONS

The six months ended April 30, 2002, witnessed a change in the tone of the bond market. After rising strongly through most of calendar 2001, bond prices weakened somewhat in the opening months of calendar 2002 as the economy strengthened and the Federal Reserve signaled its intention to stop reducing short-term interest rates. Tax-exempt municipal bonds performed reasonably well, declining less in price than did most types of taxable securities. We believe municipal bonds should continue to outperform taxable bonds as they remain inexpensive on an historic basis.

In managing the portfolio, the Fund invests in those sector, maturities and quality groups of the municipal bond market that the Portfolio Manager believes offer the best relative value--the highest yield at the lowest price with the least amount of risk. Investments in higher-quality bonds continue to be emphasized due to the opportunities that have been identified. At April 30, 2002, 95.9% of the securities in the portfolio were rated single-A or higher by Standard & Poor's, Moody's or both. In particular, a large exposure to triple-A insured bonds has been maintained. The insurance component offered on municipal obligations is not only inexpensive, but also offers an added layer of credit protection at a time when state and local government budget surpluses have in many cases turned to deficits.

The average maturity of the Fund's portfolio has recently been shortened by purchasing bonds in the 15 to 20 year maturity range. We believe these bonds will perform well in a changing interest rate environment. The average maturity of the portfolio was 18.9 years at April 30, 2002, compared to 19.6 years at October 31, 2001.

PORTFOLIO ANALYSIS

The Fund invests substantially all of its assets in long-term municipal securities rated "investment grade" at the time of purchase by at least one recognized rating agency.

Risk is controlled through the quality of the Fund's investments as well as through the diversity of the portfolio. The Fund's five largest state positions at April 30, 2002 were: Texas, representing 14.1% of the Fund's net assets; Michigan, 7.9%; Nevada, 7.4%; California, 6.5%; and Illinois, 6.4%. The five largest market sectors were general obligation, representing 18.8% of the Fund's net assets; housing, 14.8%; water and sewer, 10.9%; airlines and airports, 10.5%; and health and hospitals, 10.3%.

PREFERRED STOCK COSTS

The Fund obtains its leverage by issuing auction rate preferred stock with a goal of generating additional income for the holders of its common shares. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred, with the Fund's common shares realizing the difference.

Reflecting trends in short-term interest rates, the Fund's preferred stock costs have turned somewhat higher after declining sharply during 2001. At the most recent auction held on June 3, 2002, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 1.399%. Although preferred rates have risen during 2002, rates remain well-below the peak of over 5.00% in May 2000.

DISCOUNT

The Fund's common shares trade at a discount to NAV, as is true of most closed-end municipal bond funds. The discount has been relatively stable for the past year. At April 30, 2002 the discount stood at 11.4%, compared to 11.9% at October 31, 2001 and 11.7% at April 30, 2001. Common shareholders have an opportunity to capitalize on the discount and acquire an interest in quality securities at a price below NAV by reinvesting their dividends.

SUMMARY AND OUTLOOK

We remain dedicated to providing holders of the Fund's common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital. We believe after-tax yields on municipal bonds are compelling at this time. By remaining disciplined in our value-based investment process, we seek to invest in those securities offering the best combination of attractive yield and low risk and, in doing so, produce favorable results.

As always, we at the Fund, together with PIMCO Funds Advisors, the Fund's investment manager, and OpCap Advisors, which provides advisory services to the Fund, thank you for investing with us.


                                       Sincerely,

                                       /s/ Stephen Treadway

                                       Stephen Treadway
                                       Chairman of the Board
                                       May 29, 2002


THE OPINIONS EXPRESSED IN THIS LETTER ARE THOSE OF THE AUTHOR AND NO FORECASTS CAN BE GUARANTEED.

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                                   (UNAUDITED)

  Principal
   Amount                                                                                 Credit Rating
   (000's)                                                                                (Moody's/S&P)      Value*
------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS--97.4%
               ALABAMA--1.9%
     $2,000    DCH Hlth. Care Auth., Health Care Fac. Rev., Ser. B, 5.70%, 6/1/15 ..          A1/A+         $  2,028,020
      1,000    State Docks Dept. Fac. Rev., (MBIA), 6.15%, 10/1/14 .................         Aaa/AAA           1,070,720
                                                                                                            ------------
                                                                                                               3,098,740
                                                                                                            ------------
               CALIFORNIA--6.3%
      1,000    Burbank Redev. Agcy., 6.00%, 12/1/13 . ..............................         Baa1/A-           1,039,900
      1,000    Foothill/Eastern Corridor Agcy., Toll Rd. Rev., 5.75%, 1/15/40 ......        Baa3/BBB-          1,002,110
      1,000    Lafayette Elem. School Dist., (FSA), 5.90%, 5/15/17
                 (Pre-refunded @ 102, 5/15/06)++ ...................................         NR/AAA            1,136,780
      4,000    Los Angeles Harbor Dept. Rev., Ser. B, 5.375%, 11/1/23+ .............         Aa3/AA            4,007,600
      1,000    Madera Cnty. CP, Valley Childrens Hosp., (MBIA), 6.125%, 3/15/23
                 (Pre-refunded @ 102, 3/15/05)++ ............. .....................         Aaa/AAA           1,118,310
      2,000    Tustin, Univ. School Dist. Spec. Tax, (FSA), 4.50%, 9/1/24 ..........         Aaa/AAA           1,801,280
                                                                                                            ------------
                                                                                                              10,105,980
                                                                                                            ------------
               COLORADO--2.9%
               Denver City & Cnty. Airpt. Rev., (MBIA),
      1,500      5.60%, 11/15/25, Ser. C+ ..........................................         Aaa/AAA           1,514,160
      3,000      5.75%, 11/15/17, Ser. B+ ..........................................         Aaa/AAA           3,095,940
                                                                                                            ------------
                                                                                                               4,610,100
                                                                                                            ------------
               CONNECTICUT--0.3%
        475    State Housing Fin. Auth., Ser. D-2, 6.20%, 11/15/27+ ................         Aaa/AAA             491,882
                                                                                                            ------------
               DISTRICT OF COLUMBIA--1.4%
      1,100    GO, Ser. A, (MBIA), 5.25%, 6/1/27 ...................................         Aaa/AAA           1,087,845
      1,000    World Wildlife Fund, Ser. A, (AMBAC), 6.00%, 7/1/18 .................         Aaa/AAA           1,090,560
                                                                                                            ------------
                                                                                                               2,178,405
                                                                                                            ------------
               FLORIDA--0.7%
      1,000    Jacksonville Port Auth. Airpt. Rev., Ser. A, (FGIC), 6.25%, 10/1/24+.         Aaa/AAA           1,067,090
                                                                                                            ------------
               GEORGIA--1.8%
      1,750    Cherokee Cnty. Water & Sewer Auth. Rev., (MBIA), 5.50%, 8/1/23 ......         Aaa/AAA           1,858,850
      1,000    Savannah Hosp. Auth. Rev., St. Josephs Hosp. Proj.,
                 6.125%, 7/1/12 (Pre-refunded @ 102, 7/1/03)++ .....................         A2/NR             1,065,740
                                                                                                            ------------
                                                                                                               2,924,590
                                                                                                            ------------
               HAWAII--2.6%
      1,000    State Airpt. Syst. Rev., Ser. A, (FGIC), 5.75%, 7/1/21. .............         Aaa/AAA           1,056,050
      3,000    State Dept. of Budget & Finance, Hawaiian Elec. Co.,
                 Ser. B, (AMBAC), 5.75%, 12/1/18+ ..................................         Aaa/AAA           3,121,380
                                                                                                            ------------
                                                                                                               4,177,430
                                                                                                            ------------
               ILLINOIS--6.4%
      1,000    Chicago Wastewater Transmission Rev., (MBIA), 6.00%, 1/1/17
                 (Pre-refunded @ 101, 1/1/10)++ ....................................         Aaa/AAA           1,137,580
      1,000    Chicago Water Rev., (FGIC), 5.25%, 11/1/17 ..........................         Aaa/AAA           1,016,100
      1,000    Health Facs. Auth. Rev., Centegra Health Sys., 5.25%, 9/1/24 ........          NR/A-              904,880
      1,100    McHenry & Lake Cntys., Comnty. High School Dist. GO,
                 (FGIC), 5.125%, 1/1/19 ............................................         Aaa/NR            1,106,424

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                 Credit Rating
   (000's)                                                                                (Moody's/S&P)      Value*
------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONTINUED)
               ILLINOIS (CONTINUED)
     $3,500    Metropolitan Pier & Exposition Auth., Ser. A, (AMBAC),
                 5.25%, 6/15/27 ....................................................         Aaa/AAA        $  3,432,275
      1,005    Regional Transmission Auth., Ser. B, (FGIC), 5.50%, 6/1/16 ..........         Aaa/AAA           1,086,023
      1,500    State Sales Tax Rev., 5.375%, 6/15/16 ...............................         Aa2/AAA           1,572,075
                                                                                                            ------------
                                                                                                              10,255,357
                                                                                                            ------------
               INDIANA--1.5%
      1,000    Indianapolis Local Pub. Impt., Ser. A, 5.00%, 2/1/17 ................         Aaa/AAA           1,005,670
      1,500    Purdue Univ. CP, Ser. A, 5.00%, 7/1/27 . ............................         Aa2/AA            1,435,335
                                                                                                            ------------
                                                                                                               2,441,005
                                                                                                            ------------
               KENTUCKY--2.0%
      1,000    Louisville & Jefferson Cnty. Metropolitan Sewer & Drain Syst., Ser. A,
                 (AMBAC), 6.50%, 5/15/24 (Pre-refunded @ 102, 11/15/04)++ ..........         Aaa/AAA           1,117,330
      2,125    Louisville & Jefferson Cnty. Reg. Airpt. Auth. Syst. Rev.,
                 Ser. A, (FSA), 5.375%, 7/1/23+ ....................................         Aaa/AAA           2,125,659
                                                                                                            ------------
                                                                                                               3,242,989
                                                                                                            ------------
               LOUISIANA--1.6%
      1,500    New Orleans GO, (AMBAC), 6.125%, 10/1/16 . ..........................         Aaa/AAA           1,620,960
      1,000    Tobacco Settlement Rev., Ser. 2001B, 5.875%, 5/15/39 ................          A1/A               900,030
                                                                                                            ------------
                                                                                                               2,520,990
                                                                                                            ------------
               MASSACHUSETTS--4.7%
               State Health & Educ. Fac. Auth. Rev.,
      1,000      5.125%, 7/1/19, Ser. B ............................................         A1/AA-              968,310
      2,250      6.25%, 12/1/22, Ser. G-1 . ........................................          A1/A             2,314,845
      1,450    State Turnpike Auth. Met. Hwy. Syst. Rev., Ser. A, (MBIA),
                 5.00%, 1/1/37 .....................................................         Aaa/AAA           1,357,273
               State Water Poll. Abatement Trust, Ser. A,
      1,085      6.375%, 2/1/15 (Pre-refunded @ 102, @ 2/1/04)++ ...................         Aaa/AA+           1,178,700
         90      6.375%, 2/1/15 ....................................................         Aaa/AA+              96,527
      1,750    State Water Resource Auth., Ser. B, (FSA), 4.50%, 8/1/22 ............         Aaa/AAA           1,589,420
                                                                                                            ------------
                                                                                                               7,505,075
                                                                                                            ------------
               MICHIGAN--7.9%
      1,065    Bloomingdale Pub. School Dist., No. 16, GO, 5.50%, 5/1/19 ...........         Aaa/AAA           1,108,154
      2,000    Grand Valley Univ. Rev., (FGIC), 5.50%, 2/1/18 ......................         NR/AAA            2,148,740
      1,075    Lincoln School Dist., 5.50%, 5/1/19 .................................         Aaa/AAA           1,118,559
               State Hospital Fin. Auth. Rev.,
      1,000      5.50%, 10/1/18 ....................................................         AAA/NR            1,038,160
      2,000      8.125%, 10/1/21 (Pre-refunded @ 102, 10/1/05)++ ...................         NR/AAA            2,372,220
      1,000    State Pollut. Control. Rev., Gen. Motors Corp., 6.20%, 9/1/20 .......         A3/BBB+           1,024,850
      4,000    Wayne Cnty. Airpt. Rev., (MBIA), 5.00%, 12/1/22-12/1/28+ ............         Aaa/AAA           3,826,400
                                                                                                            ------------
                                                                                                              12,637,083
                                                                                                            ------------
               MINNESOTA--3.1%
               State Housing Fin. Agcy.,
      3,725      6.00%-6.10%, 2/1/14-8/1/22, Ser. E ................................         Aa1/AA+           3,727,245
      1,185      6.25%, 8/1/22, Ser. B .............................................         Aa1/AA+           1,185,734
                                                                                                            ------------
                                                                                                               4,912,979
                                                                                                            ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                 Credit Rating
   (000's)                                                                                (Moody's/S&P)      Value*
------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONTINUED)
               NEVADA--6.8%
     $2,000    Clark Cnty. GO, Ser. A, (MBIA), 6.00%, 6/1/13,
                 (Pre-refunded @ 101, 6/1/04)++ ....................................         Aaa/AAA        $  2,161,220
      1,100    Clark Cnty. Park & Regl. Justice Ctr., 5.50%, 11/1/17 ...............         Aa2/AA            1,148,037
      2,000    Clark Cnty. Passenger Fac. Charge Rev., (MBIA), 5.75%, 7/1/23 .......         Aaa/AAA           2,038,260
               Housing Div. Rev.,
      1,000      5.65%, 4/1/22, Ser. A .............................................          NR/AA            1,006,480
      1,155      5.95%, 4/1/22 .....................................................         Aa2/AA            1,213,108
      1,500      6.125%, 4/1/22, Ser. B-2, (FHA) ...................................         Aa2/AA            1,547,190
        830      6.20%, 4/1/17, Ser. B-1, (AMBAC). .................................         Aaa/AAA             846,384
        855      6.20%, 10/1/28, Ser. E, (FHA). ....................................         Aaa/NR              878,589
                                                                                                            ------------
                                                                                                              10,839,268
                                                                                                            ------------
               NEW HAMPSHIRE--1.3%
      1,000    Higher Educ. & Health Fac. Auth. Rev., 6.125%, 10/1/13 ..............          A3/NR            1,031,740
               State Housing Finance Auth.,
        495      6.50%, 7/1/14, Ser. D+ ............................................         Aa2/NR              525,190
        435      6.90%, 7/1/19, Ser. C+. ...........................................         Aa3/NR              445,827
                                                                                                            ------------
                                                                                                               2,002,757
                                                                                                            ------------
               NEW JERSEY--2.0%
      1,000    Economic Dev. Auth. Heating & Cooling Rev., Ser. B, 6.20%, 12/1/07 ..         NR/BBB-             997,980
      2,000    State Transportation Syst., Ser. B, (MBIA), 6.00%, 12/15/15 .........         Aaa/AAA           2,242,100
                                                                                                            ------------
                                                                                                               3,240,080
                                                                                                            ------------
               NEW YORK--3.6%
      1,000    Long Island Pwr. Auth., Elec. Syst. Rev., Ser. A, 5.50%, 12/1/29 ....         Baa1/A-           1,010,850
               New York City GO,
      1,500      5.75%, 2/1/19, Ser. F .............................................          A2/A             1,566,585
      1,000      6.00%, 8/1/14, Ser. H .............................................          A2/A             1,064,280
         15    State Medical Care Fac. Fin. Agcy. Rev., 6.50%, 8/15/24 .............         A3/AA-               16,190
      1,000    State Mtg. Agcy. Rev., 5.80%, 10/1/12 . .............................         Aa1/NR            1,068,500
      1,080    State Urban Dev. Corp. Rev., Correctional Cap. Fac., Ser. 6,
                 5.375%, 1/1/25 . ..................................................         A3/AA-            1,082,786
                                                                                                            ------------
                                                                                                               5,809,191
                                                                                                            ------------
               NORTH CAROLINA--0.6%
      1,000    Medical Care Commun. Hosp. Rev., Pitt Cnty. Memorial Hosp.,
                 Ser. B, 4.75%, 12/1/28 ............................................         Aa3/AA-             894,540
                                                                                                            ------------
               NORTH DAKOTA--1.4%
               State Housing Fin. Agcy. Rev.,
      1,373    5.50%, 7/1/18, Ser. C+ ..............................................         Aa2/NR            1,375,568
        870    5.85%, 7/1/10, Ser. A+ ..............................................         Aa2/NR              906,225
                                                                                                            ------------
                                                                                                               2,281,793
                                                                                                            ------------
               OHIO--1.3%
      1,000    Hamilton Cnty. Sewer Syst. Rev., Ser. A, (MBIA), 5.75%, 12/1/25 .....         Aaa/AAA           1,054,930
        885    Summit Cnty. GO, (FGIC), 6.25%, 12/1/15 . ...........................         Aaa/AAA           1,007,758
                                                                                                            ------------
                                                                                                               2,062,688
                                                                                                            ------------
               PENNSYLVANIA--2.3%
      2,000    Allegheny Cnty. Hosp. Dev. Auth., Ser. B, (MBIA), 6.00%, 7/1/23 .....         Aaa/AAA           2,209,200
      1,500    Philadelphia Water and Wastewater Rev., (MBIA), 5.25%, 6/15/23 ......         Aaa/AAA           1,502,040
                                                                                                            ------------
                                                                                                               3,711,240
                                                                                                            ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                 Credit Rating
   (000's)                                                                                (Moody's/S&P)      Value*
------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONTINUED)
               SOUTH CAROLINA--3.7%
     $1,250    Charleston Cnty. GO, 6.125%, 9/1/13 .................................         Aa1/AA+        $  1,402,975
      1,000    Public Service Auth. Rev., Ser. A, (MBIA), 5.75%, 1/1/15 ............         Aaa/AAA           1,086,680
      2,000    Tobacco Settlement Rev., Ser. B, 6.375%, 5/15/28 ....................          A1/A             2,008,020
      1,450    York Cnty. Ind. Rev., 5.70%, 1/1/24+ ................................        Baa2/BBB           1,318,354
                                                                                                            ------------
                                                                                                               5,816,029
                                                                                                            ------------
               SOUTH DAKOTA--0.7%
      1,000    Heartland Consumer Pwr. Dist. Rev., 7.00%, 1/1/16 ...................         Aaa/AAA           1,177,780
                                                                                                            ------------
               TENNESSEE--1.8%
      1,785    Housing Dev. Agcy., 6.375%, 7/1/22+ .................................         Aa2/AA            1,829,982
        960    Memphis-Shelby Cnty. Airpt. Auth. Rev., Ser. D, (AMBAC),
                 6.25% 3/1/15+ .....................................................         Aaa/AAA           1,056,566
                                                                                                            ------------
                                                                                                               2,886,548
                                                                                                            ------------
               TEXAS--14.1%
      1,000    Alliance Airpt. Auth. Rev., Fed. Express Corp., 6.375%, 4/1/21 ......        Baa2/BBB           1,025,640
      1,195    Arlington GO, 5.00%, 8/1/16 . .......................................         Aa2/AA            1,203,186
      1,000    Corpus Christi Refin. & Impt., GO., (FSA), 5.00%, 3/1/21 ............         Aaa/AAA             977,270
      2,000    Cypress-Fairbanks Indpt. School Dist., 5.50%, 2/15/17 ...............         Aaa/AAA           2,084,680
      1,000    Denton Cnty. GO, (AMBAC), 5.00%, 7/15/16 . ..........................         Aaa/AAA           1,004,440
      3,400    Fort Bend Indpt. School Dist., GO., 5.25%, 8/15/18 . ................         NR/AAA            3,461,472
      1,000    Harlandale Indpt. School Dist., 4.50%, 8/15/23 ......................         Aaa/NR              884,550
        785    Harris Cnty., Toll Rd. Sub. Lien, 6.50%, 8/15/15 ....................         Aa1/AA+             810,552
      1,000    Houston Univ. Rev., (MBIA), 5.25%, 2/15/17 ..........................         Aaa/AAA           1,022,370
               Houston Water Conveyance Syst., CP, (AMBAC),
      1,000      6.25%, 12/15/14, Ser. J ...........................................         Aaa/AAA           1,157,660
      1,400      7.50%, 12/15/15, Ser. H ...........................................         Aaa/AAA           1,785,798
      1,500    Houston Water & Sewer Syst. Rev., Ser. D, (FGIC), 5.00%, 12/1/25 ....         Aaa/AAA           1,430,040
      1,500    Port Houston Auth., Harris Cnty., GO, 5.75%, 10/1/17 ................         Aa1/AA+           1,536,285
        500    State Pub. Fin. Auth. Bldg. Rev., Ser. B, (FSA), 5.625%, 8/1/19 .....         Aaa/AAA             520,315
      2,000    Texas Tech Univ. Rev., (MBIA), 5.50%, 8/15/18 .......................         Aaa/AAA           2,089,120
               Water Dev. Board Rev.,
      1,000      5.75%, 7/15/14, Ser. B ............................................         Aaa/AAA           1,079,230
        400      5.75%, 7/15/17, Ser. A ............................................         Aaa/AAA             424,392
                                                                                                            ------------
                                                                                                              22,497,000
                                                                                                            ------------
               UTAH--1.3%
               State Housing Fin. Agcy., (FHA),
        300      6.35%, 7/1/11 .....................................................         Aa2/NR              305,904
      1,460      6.55%, 1/1/22 .....................................................         Aaa/AAA           1,493,317
        195      6.55%, 7/1/26 .....................................................         Aa2/AAA             199,286
                                                                                                            ------------
                                                                                                               1,998,507
                                                                                                            ------------
               VERMONT--1.3%
               Housing Fin. Agcy.,
        910      5.70%, 5/1/12, Ser. 9 (MBIA)+ .....................................         Aaa/AAA             945,044
      1,110      7.85%, 12/1/29, Ser. A (FHIA)+ ....................................          A1/A             1,094,554
                                                                                                            ------------
                                                                                                               2,039,598
                                                                                                            ------------
               VIRGINIA--2.0%
      3,000    Commonwealth Trans. Board Rev., U.S. Rte 58, 5.25%, 5/15/16 .........         Aa1/AA+           3,130,500
                                                                                                            ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                             (UNAUDITED) (CONTINUED)

  Principal
   Amount                                                                                 Credit Rating
   (000's)                                                                                (Moody's/S&P)      Value*
------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONCLUDED)
               WASHINGTON--3.6%
     $1,500    Port Seattle Rev., Ser. B, (MBIA), 5.625%, 2/1/24 . .................         Aaa/AAA        $  1,524,090
      1,000    Seattle Museum Dev. Auth., 6.30%, 7/1/13 . ..........................         Aa1/AAA           1,062,040
      3,000    State GO, Motor Vehicle Dept., Ser. B, 5.625%, 7/1/25 ...............         Aa1/AA+           3,091,800
                                                                                                            ------------
                                                                                                               5,677,930
                                                                                                            ------------
               WEST VIRGINIA--1.3%
      2,000    Braxton Cnty. Solid Waste. Disp. Rev., Weyerhaeuser Co.,
                 6.125%-6.50%, 4/1/25-4/1/26 .......................................        Baa2/BBB           2,033,200
                                                                                                            ------------
               WISCONSIN--2.5%
      2,620    Housing & Economic Dev. Auth Rev., Ser. G, 5.95%, 3/1/31 ............         Aa3/AA            2,670,645
      1,365    State GO, Ser. B, 5.30%, 5/1/23+ ....................................         Aa2/AA            1,322,003
                                                                                                            ------------
                                                                                                               3,992,648
                                                                                                            ------------
               WYOMING--0.7%
      1,000    Student Loan Corp. Rev., Ser. A, 6.20%, 6/1/24 . ....................          NR/AA            1,045,110
                                                                                                            ------------
               Total Municipal Bonds (cost--$150,868,853)                                                    155,306,102
                                                                                                            ------------
               SHORT-TERM VARIABLE RATE DEMAND NOTES**--1.3%
               CALIFORNIA--0.2%
        400    Statewide Dev. Auth, Ctfs., (MBIA), 1.50%, 5/1/02 ...................         Aaa/AAA             400,000
                                                                                                            ------------
               NEVADA--0.6%
        900    Clark Cnty. School Dist. Ser. B., GO, (FSA), 1.57%, 5/1/02 ..........         Aaa/AAA             900,000
                                                                                                            ------------
               NEW YORK--0.5%
        800    New York City GO, 1.55%, 5/1/02 .....................................          Aa2/A              800,000
                                                                                                            ------------
               Total Short-Term Variable Rate Demand Notes (cost--$2,100,000)                                  2,100,000
                                                                                                            ------------
               Total Investments (cost--$152,968,853#) .............................          98.7%          157,406,102
               Other assets less liabilities .......................................           1.3             2,098,862
                                                                                             ------         ------------
               Net Assets ..........................................................         100.0%         $159,504,964
                                                                                             ======         ============

----------
* Long-term debt securities are valued by an independent pricing service authorized by the Board of Directors.

** Variable Rate Demand Notes. Interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

+    Subject to Alternative Minimum Tax

++ Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

# The cost basis of portfolio securities for federal income tax purposes is $152,968,853. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $5,277,574, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $840,325, and net unrealized appreciation for federal income tax purpose is $4,437,249.

GLOSSARY:
----------
AMBAC--insured by American Municipal    FSA--insured by Financial
       Bond Assurance Corp.                  Security Assurance, Inc.
CP--Certificates of Participation       GO--General Obligation Bonds
FGIC--insured by Financial Guaranty     MBIA--insured by Municipal Bond
      Insurance Co.                           Investors Assurance
FHA--insured by Federal Housing         NR--Not Rated
     Administration

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2002
                                   (unaudited)


ASSETS:
 Investments, at value (cost-$152,968,853) .....................   $157,406,102
 Cash ..........................................................         46,751
 Interest receivable ...........................................      2,693,000
 Receivable for investments called .............................         56,065
 Prepaid expenses ..............................................          5,820
                                                                   ------------
    Total Assets ...............................................    160,207,738
                                                                   ------------

LIABILITIES:
 Dividends payable to common and preferred shareholders ........        562,446
 Investment management fee payable .............................         78,211
 Accrued expenses ..............................................         62,117
                                                                   ------------
    Total Liabilities ..........................................        702,774
                                                                   ------------
      Net Assets ...............................................   $159,504,964
                                                                   ============

COMPOSITION OF NET ASSETS:
  Preferred stock ($0.001 par value and $50,000 net asset
    and liquidation value per share applicable to
    1,100 shares issued and outstanding) .......................    $55,000,000
                                                                   ------------
  Common stock:
    Par value ($0.001 per share, applicable to
      7,257,093 shares issued and outstanding) .................          7,257
    Paid-in-capital in excess of par ...........................    100,618,353
  Undistributed net investment income ..........................        519,033
  Accumulated net realized loss ................................     (1,076,928)
  Net unrealized appreciation of investments ...................      4,437,249
                                                                   ------------
    Net assets applicable to common shareholders ...............    104,504,964
                                                                   ------------
      Net Assets ...............................................   $159,504,964
                                                                   ============

       NET ASSET VALUE PER COMMON SHARE ........................         $14.40
                                                                         ======


See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                             STATEMENT OF OPERATIONS
                         Six months ended April 30, 2002
                                   (unaudited)


INTEREST INCOME:
  Interest .......................................................   $4,400,286
                                                                     ----------

EXPENSES:
  Investment management fees .....................................      475,364
  Auction agent fees and commissions .............................       69,117
  Audit and tax service fees .....................................       41,918
  Legal fees .....................................................       35,238
  Custodian fees .................................................       22,644
  Reports to shareholders ........................................       18,638
  Directors' fees and expenses ...................................       15,196
  Transfer agent fees ............................................        8,390
  Miscellaneous ..................................................       17,420
                                                                     ----------
    Total expenses ...............................................      703,925
      Less: expense offset .......................................         (419)
                                                                     ----------
      Net expenses ...............................................      703,506
                                                                     ----------
        Net investment income ....................................    3,696,780
                                                                     ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS:
  Net realized loss on:
    Investments ..................................................     (210,604)
    Futures contracts ............................................      (19,506)
  Net change in unrealized appreciation/depreciation
    of investments ...............................................   (3,045,537)
                                                                     ----------
Net realized and unrealized loss on investments
  and futures contracts ..........................................   (3,275,647)
                                                                     ----------
Net increase in net assets resulting from
  investment operations ..........................................      421,133
Dividends to preferred shareholders from net
  investment income ..............................................     (427,602)
                                                                     ----------
Net decrease in net assets resulting from investment
  operations applicable to common shares .........................      $(6,469)
                                                                     ==========

See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                   Six months
                                                      ended         Year ended
                                                 April 30, 2002     October 31,
                                                   (unaudited)         2001
                                                 -------------    -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ........................   $  3,696,780    $  7,489,064
  Net realized gain (loss) on investments
    and futures contracts ......................       (230,110)        785,852
  Net change in unrealized appreciation/
    depreciation of investments and
    futures contracts ..........................     (3,045,537)      6,722,769
                                                   ------------    ------------
    Net increase in net assets resulting
      from investment operations ...............        421,133      14,997,685
  DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
    NET INVESTMENT INCOME ......................       (427,602)     (1,868,101)
                                                   ------------    ------------
  Net decrease in net assets resulting from
    October 31, investment operations
    applicable to common shares ................         (6,469)    (13,129,584)
  DIVIDENDS TO COMMON SHAREHOLDERS FROM
    NET INVESTMENT INCOME ......................     (3,022,579)     (5,373,878)
                                                   ------------    ------------
    Total increase (decrease) in net assets ....     (3,029,048)      7,755,706

NET ASSETS:
  Beginning of period ..........................    162,534,012     154,778,306
                                                   ------------    ------------
  End of period (including undistributed net
    investment income of $519,033 and
    $272,434, respectively) ....................   $159,504,964    $162,534,012
                                                   ============    ============


See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002
                                   (UNAUDITED)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A)  VALUATION OF INVESTMENTS

Debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B)  FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

(C)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(D)  DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E)  FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002
                             (UNAUDITED) (CONTINUED)

closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures involves the risk of imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts. The Fund did not have any futures contracts outstanding at April 30, 2002.

(F)  EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2.   INVESTMENT MANAGER AND INVESTMENT ADVISER

Pimco Funds Advisors LLC (the "Investment Manager") among other things supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Investment Adviser") regarding the Fund's overall investment strategy. The Investment Manager is majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objectives and policies. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager. The Investment Manager for its services receives a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, and the Investment Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets. The liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets. The Investment Manager informed the Fund that it paid the Investment Adviser $285,218 for the six months ended April 30, 2002.

3.   INVESTMENTS IN SECURITIES

For the six months ended April 30, 2002, aggregate purchases and sales of investments, other than short-term securities, were $26,103,526 and $25,903,748, respectively.

4.   CAPITAL

There are 100 million shares of $0.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

For the six months ended April 30, 2002 and year ended October 31, 2001, there were no transactions in shares of common stock.

5.   AUCTION RATE PREFERRED STOCK

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 1.25% to 2.10% during the six months and was 1.62% at April 30, 2002. Distributions of net realized gains, if any, are paid annually.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002
                             (UNAUDITED) (CONCLUDED)

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6.   SUBSEQUENT COMMON & PREFERRED DIVIDENDS

On May 1, 2002, a dividend of $0.07 per share was declared to common shareholders payable June 3, 2002 to shareholders of record on May 10, 2002.

On May 6, 2002, the Fund sold Auction Rate Preferred Stock at an annual dividend rate of 1.55%.

On June 3, 2002, a dividend of $0.07 per share was declared to common shareholders payable July 1, 2002 to shareholders of record on June 14, 2002.

On June 3, 2002, the Fund sold Auction Rate Preferred Stock at an annual rate of 1.399%.

7.   ANNUAL SHAREHOLDERS MEETING

The Fund held its annual meeting of shareholders on February 26, 2002. Common shareholders voted to re-elect Raymond D. Horton as a Class II director to serve until 2005 and preferred shareholders voted to re-elect Stephen J. Treadway as a Class II director to serve until 2005.

The resulting vote count is indicated below.

                                                                        WITHHOLD
                                   AFFIRMATIVE          AGAINST        AUTHORITY
                                    ----------          -------        ---------
Election of Raymond D. Horton        6,165,434            --              73,705
Election of Stephen J. Treadway*           998            --              --


Robert E. Connor*, Jeswald Salacuse, Raymond D. Horton, and Wendy W. Luers continue to serve as directors of the Fund.

----------
* Preferred Stock Director

                          MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS


For a share of common stock outstanding throughout each period:

                                                      Six Months
                                                        ended                           Year ended October 31,
                                                    April 30, 2002   ------------------------------------------------------------
                                                     (unaudited)       2001         2000         1999         1998         1997
                                                       --------      --------     --------     --------     --------     --------
Net asset value, beginning of period ...............   $  14.82      $  13.75     $  13.18     $  15.23     $  14.64     $  13.96
                                                       --------      --------     --------     --------     --------     --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................       0.51          1.03         1.05         1.05         1.07         1.08
Net realized and unrealized gain (loss)
  on investments and futures contracts .............      (0.45)         1.04         0.60        (2.04)        0.60         0.68
                                                       --------      --------     --------     --------     --------     --------
    Total from investment operations ...............       0.06          2.07         1.65        (0.99)        1.67         1.76
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM:
  Net investment income ............................      (0.06)        (0.26)       (0.32)       (0.26)       (0.28)       (0.28)
                                                       --------      --------     --------     --------     --------     --------
Net increase (decrease) in net assets
  resulting from investment operations
  applicable to common shares ......................      (0.00)         1.81         1.33        (1.25)        1.39         1.48
                                                       --------      --------     --------     --------     --------     --------
DIVIDENDS TO COMMON SHAREHOLDERS FROM:
  Net investment income ............................      (0.42)        (0.74)       (0.76)       (0.80)       (0.80)       (0.80)
                                                       --------      --------     --------     --------     --------     --------
Net asset value, end of period .....................   $  14.40      $  14.82     $  13.75     $  13.18     $  15.23     $  14.64
                                                       ========      ========     ========     ========     ========     ========
Market price, end of period ........................   $  12.76      $  13.05     $ 11.375     $  11.75     $ 14.125     $13.1875

TOTAL INVESTMENT RETURN (1) ........................       0.90%         20.4%         3.4%       (11.6)%       13.6%        18.4%


RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
   shareholders, end of period (000's) .............   $104,505      $107,534     $ 99,778     $ 95,663     $110,555     $106,219
Ratio of expenses to average net assets (2)(3) .....       1.35%*        1.34%        1.44%        1.36%        1.31%        1.39%
Ratio of net investment income to average
   net assets (2)(3) ...............................       7.12%*        7.17%        7.89%        7.22%        7.13%        7.64%
Preferred stock asset coverage per share ...........   $144,911      $147,707     $140,473     $136,768     $150,252     $146,251
Portfolio turnover .................................         16%           25%          27%          22%          44%          44%

--------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3) Inclusive of expenses offset by earning credits from custodian bank. (See note 1f in Notes to Financial Statements).

*    Annualized

                          MUNICIPAL ADVANTAGE FUND INC.
                                 PRIVACY POLICY

                              ADOPTED MAY 21, 2001

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

MUNICIPAL ADVANTAGE FUND INC.                                 SEMI-ANNUAL REPORT
                                                                  April 30, 2002


DIRECTORS AND PRINCIPAL OFFICERS

Stephen J. Treadway
  DIRECTOR AND CHAIRMAN OF THE BOARD
Robert E. Connor
  DIRECTOR
Raymond D. Horton
  DIRECTOR
Wendy W. Luers
  DIRECTOR
Jeswald W. Salacuse
  DIRECTOR
Newton B. Schott, Jr.
  PRESIDENT
Matthew Greenwald
  EXECUTIVE VICE PRESIDENT
Brian S. Shlissel
  TREASURER
Michael B. Zuckerman
  SECRETARY

INVESTMENT MANAGER

PIMCO Funds Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

INVESTMENT ADVISER

OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

EquiServe Trust Co. N.A.
Post Office Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS                                              MAF
                                                                    LISTED
PricewaterhouseCoopers LLP                                           NYSE
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

MUNICIPAL ADVANTAGE FUND INC.